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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 30, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of August 1, 2001, providing for the issuance of the CWMBS, INC., CWMBS Mortgage Pass-Through Trust
                 2001-19, Mortgage Pass-Through Certificates,
                               Series 2001-19).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)



     Delaware                        333-64564              95-4596514
----------------------------         ---------              ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation)             File Number)         Identification No.)


4500 Park Granada
Calabasas, California                            91302
---------------------                          ---------
(Address of Principal                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1 Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.



                                                      By: /s/ Celia Coulter
                                                          ------------------
                                                          Celia Coulter
                                                          Vice President



Dated:  August 30, 2001


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                                 Exhibit Index

Exhibit                                                                  Page

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included
         in Exhibit 5.1)                                                  5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)                                            5




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